Exhibit 10.5

LOAN AGREEMENT

THIS LOAN AGREEMENT is made as of 23 March 2018, by and between Chan Suk Fun (the “Lender”) and Thai Gallery (HK) Limited (the “Borrower”) as follows:

Terms & Conditions

The Lender hereby agrees to make a loan to the Borrower (the “Loan”) subject to the terms and condition set forth below.

1.	Principal Amount: HK$245,000

2.	Drawdown Date: 23 March 2018

3.	Maturity Date: 23 March 2023

4.	Interest Rate and Method of Interest Payment: 0% per annum (calculated on the basis of the actual number of days elapsed and a year of 365 days). The borrower shall pay interest on the Loan in arrears.

5.	Default Interest: In the event the Borrower fails to make repayment of its obligations on the due date for any reason attributable to it, the Borrower shall pay to the Lender default interest on the overdue amount, at the rate of 10% per annum (calculated on the basis of the actual number of days elapsed and a year of 365 days).

Borrower’s bank account

Bank name: BANK OF CHINA (HONG KONG) LIMITED

Bank address: BANK OF CHINA TOWER, 1 GARDEN ROAD, HONG KONG.

SWIFT: BKCHHKHHXXX

Account name: THAI GALLERY (HK) LIMITED

Account no: 012-601-0-012592-7

Address: Office B, 21/F., Legend Tower, 7 Shing Yip Street, Kwun Tong, Kowloon

Governing Law and Jurisdiction

1.	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

2.	In the event of any disputes arising out in relation to the rights and obligations under this Agreement, the Lender and the Borrower shall submit to the jurisdiction of the Hong Kong.

Consultation

Any matter not stipulated herein shall be determined each time by the Lender and the Borrower upon consultation.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in one copy, affixing the respective name, and the Lender retains the original and the Borrower retain its copy.

Signed by the Lender:

/s/ Chan Suk Fun

Chan Suk Fun

For and on behalf of the Borrower:

Thai Gallery (HK) Limited

/s/ Chan Yick Yan Andross

Chan Yick Yan Andross
Director